UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 21, 2021

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	NASDAQ Capital Markets
Preferred Stock Purchase Rights		NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01. Entry into a Definitive Agreement

The information contained in Items 5.02 (Management Incentive Plans) and 8.01 (Board Compensation) are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The information disclosed in Item 5.03 is herein incorporated by reference.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Principal Officers.

Management Incentive Plans (“MIPs”)

On January 21, 2021, Perma-Fix Environmental Services, Inc.’s (the “Company”) Compensation and Stock Option Committee (the “Compensation Committee”) and the Board of Directors (the “Board”) approved individual MIPs for the calendar year 2021 for Mark Duff, our Chief Executive Officer (the “CEO”); Ben Naccarato, our Executive Vice President (“EVP”) and Chief Financial Officer (the “CFO”); Dr. Louis Centofanti, our EVP of Strategic Initiatives; Andy Lombardo, our EVP of Nuclear and Technical Services; and Richard Grondin our EVP of Waste Treatment Operations. The MIPs are effective January 1, 2021 and applicable for year 2021. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 5% to 150% of the 2021 base salary for the CEO ($17,220 to $516,600), 5% to 100% of the 2021 base salary for the CFO ($14,000 to $280,000), 5% to 100% of the 2021 base salary for the EVP of Strategic Initiatives ($11,667 to $233,336), 5% to 100% of the 2021 base salary for the EVP of Nuclear and Technical Services ($14,000 to $280,000) and 5% to 100% ($12,000 to $240,000) of the 2021 base salary for the EVP of Waste Treatment Operations.

The performance compensation payable under each MIP for the CEO, CFO, EVP of Strategic Initiatives and EVP of Waste Treatment Operations is based upon meeting certain corporate revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), health and safety, and environmental compliance (permit and license violations) targets and objectives during fiscal year 2021 from our operations, with such targets and objectives approved by the Company’s Board. The performance compensation payable under the MIP for the EVP of Nuclear and Technical Services is based upon meeting certain corporate revenue, EBITDA, health and safety, and cost performance index (“CPI”) (a metric used in measuring project performance) The Compensation Committee believe performance compensation payable under each of the MIPs should be based on achievement of EBITDA, a non-GAAP (“Generally Accepted Accounting Principles”) financial measurement, as the Company believes that this target provides a better indicator of operating performance as it excludes certain non-cash items. EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP.

Performance compensation is to be paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2021.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total to be paid to the CEO, CFO, EVP of Strategic Initiatives, EVP of Nuclear and Technical Services and EVP of Waste Treatment Operations shall not exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation.

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Each MIP is briefly described below, and the descriptions contained herein are qualified by reference to the respective MIPs attached as exhibits 99.1 to 99.5 to this Report.

CEO MIP:

CEO performance compensation for 2021 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal year 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the CEO’s 2021 base salary, weighted 60% based on the EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 15% on the number of notices alleging environmental, health or safety violations under our permit or licenses that occur during the fiscal 2021. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 75% to 150% of the CEO’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2021 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$344,400
Performance Incentive Compensation Target (at 100% of MIP):	$172,200
Total Annual Target Compensation (at 100% of MIP):	$516,600

CFO MIP:

CFO performance compensation for fiscal 2021 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2021 base salary, weighted 75% based on EBITDA goal, 10% on the revenue goal, and 7.5% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal 2021. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CFO’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and EBITDA target. The 2021 target performance incentive compensation for the CEO is as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

EVP of Strategic Initiatives MIP:

EVP of Strategic Initiatives performance compensation for fiscal 2021 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2021 base salary, weighted 75% based on EBITDA goal, 10% on the revenue goal, and 7.5% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal 2021. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP of Strategic Initiative’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and EBITDA target. The 2021 target performance incentive compensation for the EVP of Strategic Initiative is as follows:

Annualized Base Pay:	$233,336
Performance Incentive Compensation Target (at 100% of Plan):	$116,668
Total Annual Target Compensation (at 100% of Plan):	$350,004

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EVP of Nuclear and Technical Services MIP:

EVP of Nuclear and Technical Services performance compensation for 2021 is based upon meeting corporate revenue, EBITDA, health and safety compliance, and cost performance index (“CPI”) (a metric used in measuring project performance) objectives for fiscal 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2021 base salary, weighted 60% based on the EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 15% on CPI metric goals. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP of Nuclear and Technical Service’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and the EBITDA target. The 2021 target performance incentive compensation for the EVP of Nuclear and Technical Services is as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

EVP of Waste Treatment Waste Operations MIP:

EVP of Waste Treatment Operation’s performance compensation for fiscal 2021 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2021 base salary, weighted 60% based on EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal 2021. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP of Waste Treatment Operation’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and EBITDA target. The 2021 target performance incentive compensation for the EVP of Waste Treatment Operations is as follows:

Annualized Base Pay:	$240,000
Performance Incentive Compensation Target (at 100% of Plan):	$120,000
Total Annual Target Compensation (at 100% of Plan):	$360,000

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2021, the Company’s Board approved an amendment to the Company’s Amended and Restated Bylaws (the “Amendment”), which provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and that any person or entity holding, owning or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the federal forum selection provision. The Amendment, which was effective upon its adoption by the Board, was effected by deleting in its entirety the existing ARTICLE XV, “Forum for Adjudication of Disputes” of the Amended and Restated Bylaws of the Company and substituting in place thereof a new ARTICLE XV, “Forum to Adjudicate Certain Disputes,” which includes the Amendment in Sections 2 and 3 of Article XV, in the attached Second Amended and Restated Bylaws of the Company.

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The text of the new Article XV is included in the Second Amended and Restated Bylaws attached to this Report as Exhibit 3(ii). The description of the Amendment contained in this Report is qualified in its entirety by reference to the full text of Article XV as set forth in Exhibit 3(ii).

Section 8 – Other Events

Item 8.01 – Other Events.

Board Compensation

On January 21, 2021, the Company’s Compensation Committee and the Board approved the following revision to the compensation of each non-employee Board member and the Board Committee(s) for which the Board member serves, effective January 1, 2021. The Company’s previous revision to the compensation of its Board was in fiscal year 2012:

●	each director is to be paid a quarterly fee of $11,500 from $8,000;
●	the Chairman of the Board is to be paid an additional quarterly fee of $8,750 from $7,500;
●	the Chairman of the Audit Committee is to be paid an additional quarterly fee of $6,250 from $5,500;
●	the Chairman of each of the Compensation Committee, the Corporate Governance and Nominating Committee (the “Nominating Committee”), and the Strategic Advisory Committee (the “Strategic Committee”) is to receive $3,125 in quarterly fee. No such quarterly fee was previously paid. The Chairman of the Board is not eligible to receive a quarterly fee for serving as the Chairman of any the aforementioned Committees;
●	each Audit Committee member (excluding the Chairman of the Audit Committee) is to receive $1,250 in quarterly fee; and
●	each member of the Compensation Committee, the Nominating Committee, and the Strategic Committee is to receive a quarterly fee of $500. Such fee is only payable if the member does not serve as the Chairman of the Audit Committee, or the Nominating Committee, or the Strategic Committee or as the Chairman of the Board.

Each non-employee Board member will continue to receive $1,000 for each board meeting attendance and a $500 fee for meeting attendance via conference call.

Pursuant to the Company’s 2003 Outside Directors Stock Plan (“Outside Directors Stock Plan”), each non-employee director shall receive at the director’s option, either 65% or 100% of his director’s fee in the Company’s common stock. If a non-employee director elects to receive 65% of his director’s fee in common stock, then he will receive (1) the number of shares of common stock determined by dividing 65% of his director’s fee by 75% of the fair market value of one share of the Company’s common stock and (2) 35% in cash. If the non-employee director elects to receive 100% of his fee in the Company’s common stock, he will receive the number of shares of common stock determined by dividing his director’s fee by 75% of the fair market value of one share of the Company’s common stock. For purposes of calculating the foregoing, the fair market value of one share of the Company’s common stock will be the closing price for one share of the Company’s common stock on the business day immediately preceding the date that the director’s fee is due.

Board Committees

On January 21, 2021, the Company Board approved the following revision to the composition of the Board Committees.

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Compensation and Stock Option Committee

Joseph T. Grumski – Chairman

Zach P. Wamp

Mark A. Zwecker

Joseph T. Grumski, a director, replaced Larry M. Shelton as a member and Chairman of the Compensation Committee and Zach P. Wamp replaced Joe R. Reeder as a member of the Compensation Committee. The Board has determined that each Joseph T. Grumski and Zach P. Wamp is independent under the NASDAQ listing requirements.

Corporate Governance and Nominating Committee

Joe R. Reeder – Chairman

Lieutenant (Lt.) General (Ret.) Thomas P. Bostick

Zach P. Wamp

Lt. General (Ret.) Thomas P. Bostick replaced Larry M. Shelton as a member of the Corporate Governance and Nominating Committee. The Board has determined that Lt. General (Ret.) Thomas P. Bostick is independent under the NASDAQ listing requirements.

No changes were made to the composition of the Audit Committee and the Strategic Advisory Committees.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

3(ii)	Second Amended and Restated Bylaws of Perma-Fix Environmental Services, as amended effective January 21, 2021.

4(i)	Incorporated by reference to Exhibit 3(ii), above.

99.1	2021 Management Incentive Plan for Chief Executive Officer, approved January 21, 2021, but effective January 1, 2021.

99.2	2021 Management Incentive Plan for Chief Financial Officer, approved January 21, 2021, but effective January 1, 2021.

99.3	2021 Management Incentive Plan for EVP of Strategic Initiatives, approved January 21, 2021, but effective January 1, 2021.

99.4	2021 Management Incentive Plan for EVP of Nuclear and Technical Services, approved January 21, 2021, but effective January 1, 2021.

99.5	2021 Management Incentive Plan for EVP of Waste Treatment Operations, approved January 21, 2021, but effective January 1, 2021.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2021

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Executive Vice President and
Chief Financial Officer

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